Exhibit 99.1

Vishay Intertechnology Reports Fiscal Fourth Quarter and Full Year 2024 Results

Malvern, PA, February 5, 2025 – Vishay Intertechnology, Inc., (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive electronic components, today announced results for the fiscal fourth quarter and year ended December 31, 2024.

Highlights
•	4Q 2024 revenues of $714.7 million
•	4Q 2024 GAAP loss per share of ($0.49); adjusted EPS of $0.00
•	4Q book-to-bill of 1.01 with book-to-bill of 0.99 for semiconductors and 1.03 for passive components
•	Backlog at quarter end was 4.4 months
•	Returned a total of $26.2 million to stockholders in Q4 2024; $105.1 million for the year
•	FY 2024 capex of $320.1 million

“Our fourth quarter results came in as expected, slightly below the third quarter. Nevertheless, we saw many promising indicators including a positive book-to-bill for the first time in nine quarters, strong order intake for smart grid infrastructure projects, and  initial shipments for A.I. servers,” said Joel Smejkal, President and CEO.  “For 2025, we are well positioned to support a market upturn as capacity, print position, and customer engagements have been key priorities under Vishay 3.0. All of our strategic levers are in play as we continue to execute our five-year plan to position Vishay to take advantage of the megatrends of e-mobility and sustainability.”

1Q 2025 Outlook
For the first quarter of 2025, management expects revenues in the range of $710 million +/- $20 million and a gross profit margin in the range of 19.0% +/- 50 basis points, including the negative impact of approximately of 175-200 basis points related to Newport.

Conference Call
A conference call to discuss Vishay’s fourth quarter financial results is scheduled for Wednesday, February 5, 2025 at 9:00 a.m. ET. To participate in the live conference call, please pre-register at https://register.vevent.com/register/BI8ebcbdf5aaea4c50833bdc15cc86f02a. Upon registering, you will be emailed a dial-in number, and unique PIN.

A live audio webcast of the conference call and a PDF copy of the press release and the quarterly presentation will be accessible directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

There will be a replay of the conference call available on the Investor Relations website approximately one hour following the call and will remain available for 30 days.

About Vishay
Vishay manufactures one of the world’s largest portfolios of discrete semiconductors and passive electronic components that are essential to innovative designs in the automotive, industrial, computing, consumer, telecommunications, military, aerospace, and medical markets. Serving customers worldwide, Vishay is The DNA of tech®. Vishay Intertechnology, Inc. is a Fortune 1,000 Company listed on the NYSE (VSH). More on Vishay at www.Vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted gross margin, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP. Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations. Reconciling items to calculate adjusted gross margin, adjusted operating margin and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant. Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility. These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including forecasted revenues and margins, capital investment, capacity expansion, market trends, and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words and expressions such as "intend," "suggest," "guide," "will," "expect," or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; manufacturing or supply chain interruptions or changes in customer demand (including due to political, economic, and health instability and military conflicts and hostilities); delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; an inability to attract and retain highly qualified personnel; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; that the Newport wafer fab will not be integrated successfully into the Company’s overall business; that the expected benefits of the acquisition may not be realized; that the fab’s standards, procedures and controls will not be brought into conformance within the Company’s operation; difficulties in transitioning and retaining fab employees following the acquisition; difficulties in consolidating facilities and transferring processes and know-how; the diversion of our management’s attention from the management of our current business; changes in U.S. and foreign trade regulations and tariffs, and uncertainty regarding the same; changes in applicable domestic and foreign tax regulations, and uncertainty regarding the same; changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The DNA of tech™ is a trademark of Vishay Intertechnology.

Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Executive Vice President, Corporate Development
+1-610-644-1300

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Years ended
	December 31, 2024	December 31, 2023

Net revenues	$2,937,587	$3,402,045
Costs of products sold	2,311,295	2,427,552
Gross profit	626,292	974,493
Gross margin	21.3%	28.6%

Selling, general, and administrative expenses	513,564	488,349
Restructuring and severance costs	40,614	-
Impairment of goodwill	66,487	-
Operating income	5,627	486,144
Operating margin	0.2%	14.3%

Other income (expense):
Interest expense	(27,480)	(25,131)
Loss on early extinguishment of debt	-	(18,874)
Other	19,464	25,263
Total other income (expense) - net	(8,016)	(18,742)

Income (loss) before taxes	(2,389)	467,402

Income tax expense	27,366	141,889

Net earnings (loss)	(29,755)	325,513

Less: net earnings attributable to noncontrolling interests	1,395	1,693

Net earnings (loss) attributable to Vishay stockholders	$(31,150)	$323,820

Basic earnings (loss) per share attributable to Vishay stockholders	$(0.23)	$2.32

Diluted earnings (loss) per share attributable to Vishay stockholders	$(0.23)	$2.31

Weighted average shares outstanding - basic	136,964	139,447

Weighted average shares outstanding - diluted	136,964	140,246

Cash dividends per share	$0.40	$0.40

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	December 31, 2024	September 28, 2024	December 31, 2023

Net revenues	$714,716	$735,353	$785,236
Costs of products sold	572,584	584,470	584,572
Gross profit	142,132	150,883	200,664
Gross margin	19.9%	20.5%	25.6%

Selling, general, and administrative expenses	132,330	128,545	122,834
Restructuring and severance costs	-	40,614	-
Impairment of goodwill	66,487	-	-
Operating income (loss)	(56,685)	(18,276)	77,830
Operating margin	-7.9%	-2.5%	9.9%

Other income (expense):
Interest expense	(7,731)	(6,596)	(6,454)
Other	5,563	803	9,268
Total other income (expense) - net	(2,168)	(5,793)	2,814

Income (loss) before taxes	(58,853)	(24,069)	80,644

Income tax expense (benefit)	7,232	(5,076)	28,690

Net earnings (loss)	(66,085)	(18,993)	51,954

Less: net earnings attributable to noncontrolling interests	223	306	482

Net earnings (loss) attributable to Vishay stockholders	$(66,308)	$(19,299)	$51,472

Basic earnings (loss) per share attributable to Vishay stockholders	$(0.49)	$(0.14)	$0.37

Diluted earnings (loss) per share attributable to Vishay stockholders	$(0.49)	$(0.14)	$0.37

Weighted average shares outstanding - basic	136,050	136,793	138,318

Weighted average shares outstanding - diluted	136,050	136,793	139,266

Cash dividends per share	$0.10	$0.10	$0.10

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(Unaudited - In thousands)

	December 31, 2024	December 31, 2023

Assets
Current assets:
Cash and cash equivalents	$590,286	$972,719
Short-term investments	16,130	35,808
Accounts receivable, net	401,901	426,674
Inventories:
Finished goods	175,176	167,083
Work in process	296,393	267,339
Raw materials	217,812	213,098
Total inventories	689,381	647,520

Prepaid expenses and other current assets	217,809	214,443
Total current assets	1,915,507	2,297,164

Property and equipment, at cost:
Land	84,124	77,006
Buildings and improvements	766,058	719,387
Machinery and equipment	3,259,213	3,053,868
Construction in progress	367,564	290,593
Allowance for depreciation	(2,931,221)	(2,846,208)
	1,545,738	1,294,646

Right of use assets	117,953	126,829
Deferred income taxes	159,769	137,394
Goodwill	179,005	201,416
Other intangible assets, net	87,223	72,333
Other assets	105,501	110,141
Total assets	$4,110,696	$4,239,923

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(Unaudited - In thousands)

	December 31, 2024	December 31, 2023

Liabilities and equity
Current liabilities:
Trade accounts payable	$216,313	$191,002
Payroll and related expenses	137,101	161,940
Lease liabilities	25,901	26,485
Other accrued expenses	264,471	239,350
Income taxes	64,562	73,098
Total current liabilities	708,348	691,875

Long-term debt less current portion	905,019	818,188
U.S. transition tax payable	-	47,027
Deferred income taxes	96,363	95,776
Long-term lease liabilities	94,218	102,830
Other liabilities	104,086	87,918
Accrued pension and other postretirement costs	173,700	195,503
Total liabilities	2,081,734	2,039,117

Equity:
Vishay stockholders' equity
Common stock	13,361	13,319
Class B convertible common stock	1,210	1,210
Capital in excess of par value	1,306,245	1,291,499
Retained earnings	955,500	1,041,372
Treasury stock (at cost)	(212,062)	(161,656)
Accumulated other comprehensive income (loss)	(35,292)	10,337
Total Vishay stockholders' equity	2,028,962	2,196,081
Noncontrolling interests	-	4,725
Total equity	2,028,962	2,200,806
Total liabilities and equity	$4,110,696	$4,239,923

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - In thousands)
	Years ended
	December 31, 2024	December 31, 2023

Operating activities
Net earnings (loss)	$(29,755)	$325,513
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	210,645	184,373
Gain on disposal of property and equipment	(1,969)	(554)
Inventory write-offs for obsolescence	37,245	37,426
Impairment of goodwill	66,487	-
Pensions and other postretirement benefits, net of contributions	(6,036)	(9,559)
Stock compensation expense	20,921	16,532
Loss on early extinguishment of debt	-	18,874
Deferred income taxes	(23,514)	36,783
Other	20,416	9,442
Change in U.S. transition tax liability	(37,622)	(27,670)
Change in repatriation tax liability	(15,000)	(63,600)
Changes in operating assets and liabilities	(68,116)	(161,857)
Net cash provided by operating activities	173,702	365,703

Investing activities
Capital expenditures	(320,079)	(329,410)
Proceeds from sale of property and equipment	3,015	1,156
Purchase of and deposits for businesses, net of cash acquired	(216,024)	(13,753)
Purchase of short-term investments	(145,327)	(117,523)
Maturity of short-term investments	164,983	387,898
Other investing activities	970	(1,219)
Net cash used in investing activities	(512,462)	(72,851)

Financing activities
Proceeds from long-term borrowings	-	750,000
Repurchase of convertible senior notes due 2025	(52,960)	(386,745)
Net proceeds (payments) on revolving credit facility	136,000	(42,000)
Debt issuance and amendment costs	(1,062)	(26,823)
Cash paid for capped call	-	(94,200)
Dividends paid to common stockholders	(49,833)	(50,787)
Dividends paid to Class B common stockholders	(4,839)	(4,839)
Repurchase of common stock held in treasury	(50,406)	(78,684)
Distributions to noncontrolling interests	(2,500)	(867)
Acquisition of noncontrolling interests	(5,500)	-
Cash withholding taxes paid when shares withheld for vested equity awards	(4,303)	(3,994)
Net cash provided by (used in) financing activities	(35,403)	61,061
Effect of exchange rate changes on cash and cash equivalents	(8,270)	7,981

Net increase (decrease) in cash and cash equivalents	(382,433)	361,894

Cash and cash equivalents at beginning of period	972,719	610,825
Cash and cash equivalents at end of period	$590,286	$972,719

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Years ended
	December 31, 2024	September 28, 2024	December 31, 2023	December 31, 2024	December 31, 2023

GAAP net earnings (loss) attributable to Vishay stockholders	$(66,308)	$(19,299)	$51,472	$(31,150)	$323,820

Reconciling items affecting operating income:
Impairment of goodwill	$66,487	$-	$-	$66,487	$-
Restructuring and severance costs	-	40,614	-	40,614	-

Reconciling items affecting other income (expense):
Loss on early extinguishment of debt	$-	$-	$-	$-	$18,874

Reconciling items affecting tax expense (benefit):
Tax effects of pre-tax items above	$-	$(10,299)	$-	$(10,299)	$(498)

Adjusted net earnings	$179	$11,016	$51,472	$65,652	$342,196

Adjusted weighted average diluted shares outstanding	136,883	137,558	139,266	137,741	140,246

Adjusted earnings per diluted share	$0.00	$0.08	$0.37	$0.48	$2.44

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Years ended
	December 31, 2024	September 28, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net cash provided by operating activities	$67,656	$50,565	6,268	$173,702	$365,703
Proceeds from sale of property and equipment	1,618	132	122	3,015	1,156
Less: Capital expenditures	(144,904)	(59,527)	(145,331)	(320,079)	(329,410)
Free cash	$(75,630)	$(8,830)	$(138,941)	$(143,362)	$37,449

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Years ended
	December 31, 2024	September 28, 2024	December 31, 2023	December 31, 2024	December 31, 2023

GAAP net earnings (loss) attributable to Vishay stockholders	$(66,308)	$(19,299)	$51,472	$(31,150)	$323,820
Net earnings attributable to noncontrolling interests	223	306	482	1,395	1,693
Net earnings (loss)	$(66,085)	$(18,993)	$51,954	$(29,755)	$325,513

Interest expense	$7,731	$6,596	$6,454	$27,480	$25,131
Interest income	(4,533)	(5,230)	(9,934)	(25,479)	(31,353)
Income taxes	7,232	(5,076)	28,690	27,366	141,889
Depreciation and amortization	55,373	53,595	50,463	210,645	184,373
EBITDA	$(282)	$30,892	$127,627	$210,257	$645,553

Reconciling items
Impairment of goodwill	$66,487	$-	$-	$66,487	$-
Restructuring and severance costs	-	40,614	-	40,614	-
Loss on early extinguishment of debt	-	-	-	-	18,874

Adjusted EBITDA	$66,205	$71,506	$127,627	$317,358	$664,427

Adjusted EBITDA margin**	9.3%	9.7%	16.3%	10.8%	19.5%

** Adjusted EBITDA as a percentage of net revenues